AVIS FLEET LEASING AND MANAGEMENT CORPORATION

                    CERTIFICATE OF DESIGNATION OF THE POWERS,
                   PREFERENCES AND SPECIAL RIGHTS OF SERIES C
                    CUMULATIVE REDEEMABLE PREFERRED STOCK AND
              QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS THEREOF

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act

            Avis Fleet Leasing and Management Corporation, a Texas corporation (the "Company"), does hereby certify that, pursuant to authority conferred upon the board of directors of the Company (the "Board of Directors") by the Company's Articles of Incorporation (the "Articles of Incorporation"), and pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act (the "TBCA"), the Board of Directors is authorized to issue preferred stock, par value $0.01 per share ("Preferred Stock"), of the Company in one or more series and the Board of Directors duly approved and adopted the following resolution on June 29, 1999 (the "Resolution") and the Company certifies that such resolution was duly adopted by all necessary action on the part of the Company:

      RESOLVED that, pursuant to the authority vested in the Board of Directors by the Company's Articles of Incorporation, the Board of Directors does hereby create, authorize and provide for the issuance of a series of Preferred Stock which shall be designated as "Series C Cumulative Redeemable Preferred Stock", par value $0.01 per share, consisting of 40,000 shares, having the designation and the powers, preferences, and special rights and the qualifications, limitations and restrictions thereof that are set forth in the Articles of Incorporation and in this Resolution as follows:

      1. Designation. There is hereby created out of the authorized and unissued shares of Preferred Stock a series of preferred stock designated as the "Series C Cumulative Redeemable Preferred Stock" (the "Series C Preferred Stock"). The number of shares constituting the Series C Preferred Stock shall be 40,000. The liquidation preference of the Series C Preferred Stock shall be $50 per share (the "Series C Stated Amount") plus any dividends accrued but not paid on the

Series C Preferred Stock pursuant to Section 3 hereof, whether or not earned or declared, to the date fixed for liquidation, dissolution or winding up of the Company (collectively with the Series C Stated Amount, the "Series C Liquidation Preference"). The date on which the Series C Preferred Stock is first issued is referred to herein as the "Issue Date."

      2. Rank. The Series C Preferred Stock shall rank, with respect to dividend rights, redemption rights, and rights upon liquidation, winding up and dissolution, senior to (a) the Series A Cumulative Participating Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), (b) the Series B Cumulative PIK Preferred Stock, par value $0.01 per share, of the Company (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock and the Series C Preferred Stock, the "Preferred Stock") and (c) the common stock, par value $0.01 per share, of the Company (the "Common Stock").

      3. Dividends.

            (a) The holders of shares of Series C Preferred Stock shall be entitled to receive, and, to the extent of funds legally available therefor, the Board of Directors shall declare and the Company shall pay, cumulative dividends (the "Series C Preferred Dividends") accruing from the Issue Date at the rate of 11% of the Series C Stated Amount (the "Series C Preferred Dividend Rate") (or $5.50 per share of Series C Preferred Stock) per annum, payable in cash semi-annually in arrears on January 1 and July 1 of each year, commencing January 1, 2000, or, if any such date is not a Business Day (as defined herein), on the next succeeding Business Day (each, a "Dividend Payment Date"), to the holders of record of shares of Series C Preferred Stock as of the immediately preceding December 15 and June 15, respectively (each, a "Record Date"). Series C Preferred Dividends shall be computed on the basis of a 360-day year of twelve 30-day months and shall be deemed to accrue on a daily basis in any partial months in a period.

            (b) Series C Preferred Dividends shall accrue whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividends and whether or not dividends are declared. Accumulated but unpaid dividends shall accrue and cumulate, with respect to the Series C Preferred Dividends, at the Series C Preferred Dividend Rate and shall be paid, to the extent permitted by the TBCA, on the earliest date on which funds become legally available for the payment thereof.

            (c) No dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding shares of Series C Pre-


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

ferred Stock or any other class or series of capital stock ranking pari passu as to dividends with the Series C Preferred Stock ("Pari Passu Dividend Securities") with respect to any dividend period unless all accrued Series C Preferred Dividends for all preceding dividend periods have been declared and paid upon, or declared and a sufficient sum set apart for the payment of such dividend upon, all outstanding shares of Series C Preferred Stock. When dividends are not paid in full, as aforesaid, upon the Series C Preferred Stock and any Pari Passu Dividend Securities, all dividends declared upon the Series C Preferred Stock and any Pari Passu Dividend Securities shall be declared pro rata so that the amount of dividends declared per share on the Series C Preferred Stock and such other Pari Passu Dividend Securities in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series C Preferred Stock and such other Pari Passu Dividend Securities bear to each other. Unless all accrued Series C Preferred Dividends on all outstanding shares of Series C Preferred Stock due for all past dividend periods shall have been declared and paid, or declared and a sufficient sum for the payment thereof set apart, then: (i) no dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock or any shares of any other class or series of capital stock of the Company ranking junior to Series C Preferred Stock as to dividends or as to rights upon liquidation, dissolution or winding up of the Company (collectively, "Junior Securities"); (ii) no other distribution shall be declared or made upon, or any sum set apart for the payment of any distribution upon, any shares of Junior Securities; (iii) no shares of Junior Securities shall be purchased, redeemed or otherwise acquired or retired for value (excluding an exchange for shares of other Junior Securities or a purchase, redemption or other acquisition from the proceeds of a substantially concurrent sale of Junior Securities) by the Company or any of its subsidiaries; and (iv) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any shares of Junior Securities or Pari Passu Dividend Securities or Pari Passu Liquidation Securities (as hereinafter defined) by the Company or any of its subsidiaries.

            (d) Holders of the Series C Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the dividends as herein described.

            (e) As used herein, "Business Day" means any day other than a Saturday, Sunday or other day on which banks are authorized to be closed in New York, New York.

      4. Liquidation Preference. Upon any voluntary or involuntary


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

liquidation, dissolution or winding up of the Company, after payment in full of the liquidation preference (and, to the extent permitted by the TBCA, any accrued and unpaid dividends) payable upon liquidation, dissolution or winding up of the Company on the issued and outstanding shares of any other class or series of capital stock of the Company ranking senior to Series C Preferred Stock as to rights upon liquidation, dissolution or winding up of the Company (collectively, the "Senior Securities"), each holder of shares of Series C Preferred Stock shall be entitled to payment (out of the assets of the Company available for distribution) of an amount per share of Series C Preferred Stock held by such holder equal to the Series C Liquidation Preference. After payment in full of the Series C Liquidation Preference, such holders shall not be entitled to any further participation in any distribution of assets of the Company. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available to be distributed among the holders of preferred stock of the Company shall be insufficient to permit the payment to such holders of the full preferential amount to which they are entitled under the terms of such securities, then the assets of the Company legally available for distribution shall be distributed (i) first, to the holders of the Senior Securities until such holders receive the full preferential amount and all accrued and unpaid dividends payable to them, (ii) next, to the holders of the Series C Preferred Stock and to the holders of any issued and outstanding shares of any class or series of capital stock of the Company ranking pari passu with the Series C Preferred Stock as to rights upon liquidation, dissolution or winding up of the Company ("Pari Passu Liquidation Securities") pro rata, in accordance with the full Series C Liquidation Preference and full liquidation preference of such Pari Passu Liquidation Securities and all accrued and unpaid dividends that would be payable with respect to shares of such Pari Passu Liquidation Securities if all amounts payable thereon were paid in full, and (iii) next, to the holders of any issued and outstanding shares of any class or series of capital stock of the Company ranking junior to the Series C Preferred Stock as to rights upon liquidation, dissolution or winding up of the Company. If the assets of the Company available for distribution to the holders of Series C Preferred Stock and the Pari Passu Liquidation Securities shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Series C Preferred Stock and the Pari Passu Liquidation Securities shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full and no amounts shall be paid to holders of any class or series of capital stock of the Company ranking junior to the Series C Preferred Stock as to rights upon liquidation, dissolution or winding up the Company. Neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Company nor the consolidation


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

or merger of the Company with or into one or more entities shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Company, unless such sale, conveyance, exchange, transfer, consolidation or merger shall be in connection with a liquidation, dissolution or winding up of the Company.

      5. Redemption.

            (a) Redemption at the Option of the Company. The Series C Preferred Stock may be redeemed at the option of the Company, in whole or in part, at any time or from time to time on or after the fifth anniversary of the Issue Date. The Company may redeem the Series C Preferred Stock by payment in cash, for each share of Series C Preferred Stock to be redeemed, in an amount equal to the Series C Liquidation Preference (the "Series C Redemption Price"), upon prior written notice as specified below.

            (b) Mandatory Redemption. As mandatory redemption for the retirement of shares of Series C Preferred Stock, the Company shall redeem, out of legally available funds, on the seventh anniversary of the Issue Date (the "Mandatory Redemption Date"), all of the shares of Series C Preferred Stock then outstanding (if any) for payment in cash, for each share of Series C Preferred Stock to be redeemed, in an amount equal to the Series C Redemption Price.

            (c) Redemption at the Option of the Holder. At any time or from time to time on or after (i) a Fundamental Change (as defined herein) or (ii) the second anniversary of the Issue Date, each holder of shares of Series C Preferred Stock shall have the right to require the Company to redeem the shares of Series C Preferred Stock held by such holder, in whole or in part, for payment of an amount in cash equal to the Series C Redemption Price for each share of Series C Preferred Stock to be redeemed. The right of each holder to require the Company to redeem shares of Series C Preferred Stock upon a Fundamental Change pursuant to clause (i) above shall survive the occurrence of any Fundamental Change and shall be enforceable against any Person that is the survivor or successor of such Fundamental Change.

            (d) Dividends; Rights as Holders. On and after any date fixed for redemption (a "Redemption Date"), provided that the Company has made available and set aside an amount of cash at least equal to the aggregate Series C Redemption Price necessary to effect the redemption, Series C Preferred Dividends shall cease to accrue on the Series C Preferred Stock called for redemption (except that, in the case of a Redemption Date after a Record Date for payment of dividends and prior to the related dividend payment date, holders of Series C Preferred Stock on the Record

Date shall be entitled on such dividend payment date to receive the dividend payable on such shares and the amount payable in respect of accrued and unpaid dividends at the Redemption Date shall be reduced by such amount payable on such dividend payment date), such shares shall no longer be deemed to be outstanding and all rights of the holders of such shares as holders of Series C Preferred Stock shall cease, except the right to receive the cash payment deliverable upon such redemption, without interest, from the Redemption Date.

            (e) Pro Rata Redemption. In the event of a redemption pursuant to subsection 5(a) of only a portion of the then outstanding shares of Series C Preferred Stock, the Company shall effect such redemption on a pro rata basis.

            (f) Notice of Company Redemption; Surrender of Certificates.

                  (i) In the event of any mandatory or optional redemption by the Company of shares of Series C Preferred Stock, the Company shall send a written notice of redemption by first-class mail to each holder of shares of the Series C Preferred Stock being redeemed, not fewer than twenty (20) days nor more than sixty (60) days prior to the Redemption Date at such holder's registered address (the "Company Redemption Notice"); provided, however, that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series C Preferred Stock to be redeemed except as to the holder or holders to whom the Company has failed to give said notice or except as to the holder or holders whose notice was defective. The Company Redemption Notice shall state:

                        (A) the Series C Redemption Price;

                        (B) whether all or less than all of the outstanding shares of the Series C Preferred Stock are to be redeemed and the total number of shares of the Series C Preferred Stock being redeemed;

                        (C) the Redemption Date;

                        (D) the number of shares of Series C Preferred Stock held by such holder that are being redeemed and that the holder is to surrender to the Company, in the manner and at the place designated, the certificate or certificates representing the shares of Series C Preferred Stock to be redeemed; and

                        (E) that, in accordance with subsection 5(d), dividends on the shares of the Series C Preferred Stock to be redeemed shall cease to


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

accumulate on such Redemption Date unless the Company defaults in the payment of the Series C Redemption Price.

                  (ii) Upon delivery of a Company Redemption Notice, each holder of shares of Series C Preferred Stock being redeemed shall surrender the certificate or certificates representing such shares of Series C Preferred Stock, duly endorsed (or otherwise in proper form for transfer), in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full Series C Redemption Price for such shares shall be payable in cash to the Person (as defined herein) whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

            (g) Notice of Fundamental Change; Shareholder Redemption; Surrender of Certificates.

                  (i) The Company shall send written notice of a Fundamental Change to each holder of Series C Preferred Stock, at such holder's registered address, (A) on or prior to the tenth Business Day preceding the scheduled consummation of any Change of Control of Parent (as defined herein) or the Company and (B) immediately after any Bankruptcy (as defined herein) of Parent. Any such notice shall set forth a detailed description of the Change of Control or Bankruptcy, as the case may be, including, without limitation, in the case of a Change of Control, the amount and kind of consideration to be delivered in connection with such Change of Control.

                  (ii) At any time from and after a Fundamental Change, any holder of Series C Preferred Stock may exercise its optional redemption right pursuant to Section 5(c) by delivering a written notice of redemption (a "Shareholder Redemption Notice") to the Company, at the Company's principal place of business to be maintained by it, setting forth:

                        (A) the name of the holder exercising the optional redemption right; and

                        (B) the number of shares of Series C Preferred Stock to be redeemed.

                  (iii) Any Shareholder Redemption Notice shall be accompanied by the certificate or certificates representing the shares of Series C

Preferred Stock being redeemed, duly endorsed (or otherwise in proper form for transfer), and promptly on receipt thereof, the Company shall pay the full Series A Redemption Price for such shares in cash, to the Person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

            (h) Certain Definitions.

                  As used herein:

                  (i) "Fundamental Change" means (A) a Change of Control of the Company or Avis Rent A Car, Inc., a Delaware corporation ("Parent"), or (B) the Bankruptcy of Parent.

                  (ii) "Change of Control" with respect to Parent means (A) a transaction or series of related transactions by which any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")) other than Cendant Corporation, a Delaware corporation ("Cendant"), or an affiliate or successor to Cendant, is or becomes after the Issue Date the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof) of more than
(1) 25% of the total voting power of all voting stock of Parent then outstanding at any time Cendant controls 25% or more of such voting power and (2) 20% of the total voting power of all voting stock of Parent then outstanding at any time Cendant controls less than 25% of such voting power (the "Relevant Percentage");
(B)(1) another corporation merges into Parent or Parent consolidates with or merges into any other corporation or (2) Parent conveys, transfers or leases all or substantially all its assets to any person or group, in one transaction or a series of related transactions, other than a conveyance, transfer or lease between Parent and a wholly owned subsidiary of Parent, with the effect that a person or group, other than a person or group which is the beneficial owner of more than the Relevant Percentage of the total voting power of all voting stock of Parent immediately prior to such transaction, becomes the beneficial owner of more than the Relevant Percentage of the total voting power of all voting stock of the surviving or transferee corporation of such transaction or series; or (C) during any period of two consecutive years, individuals who at the beginning of such period constituted Parent's Board of Directors (together with any new directors whose election by Parent's Board of Directors, or whose nomination for election by Parent's stockholders, was approved by a vote of a majority of the Directors of Parent then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office; provided, however that a Change of Control shall not occur solely as a result of a sale or transfer by Cendant and/or its affiliates of shares of capital stock of Parent that are held by Cendant and/or its affiliates.

                  (iii) "Change of Control" with respect to the Company means
(A) a transaction or series of related transactions by which any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act) other than Parent, any wholly owned subsidiary of Parent, or Cendant, or an affiliate or successor to Cendant, is or becomes after the Issue Date the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date hereof), of more than 25% of the total voting power of all voting stock of the Company; or (B)(1) another corporation merges into the Company or the Company consolidates with or merges into any other corporation or (2) the Company conveys, transfers or leases all or substantially all its assets to any person or group, in one transaction or a series of related transactions, other than a conveyance, transfer or lease between the Company and a wholly owned subsidiary of Parent, with the effect that a person or group, other than a person or group which is the beneficial owner of more than 25% of the total voting power of all voting stock of the Company immediately prior to such transaction, becomes the beneficial owner of more than 25% of the total voting power of all voting stock of the surviving or transferee corporation of such transaction or series; provided, however that a Change of Control shall not occur solely as a result of a sale or transfer by Cendant and/or its affiliates of shares of capital stock of the Company that are held by Cendant and/or its affiliates.

                  (iv) "Subsidiary" means, with respect to any Person, any corporation, partnership, joint venture, business trust, limited liability company or similar entity, in which such Person holds at least a 50% interest with respect to the right to receive dividends and distributions and the right to elect the governing body of such entity.

                  (v) "Bankruptcy," with respect to any Person, means (i) a court or governmental agency having jurisdiction shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

                  (vi) "Person" shall mean an individual, partnership, limited partnership, limited liability partnership, limited liability company, foreign limited liability company, trust, estate, corporation, custodian, trustee, executor, administrator, nominee or any other entity.

      6. Voting Rights.

            (a) Except as otherwise provided herein or required by the TBCA, holders of outstanding shares of Series C Preferred Stock shall have no voting rights. The holders of outstanding shares of Series C Preferred Stock shall be entitled to notice, in accordance with the Company's bylaws, of all meetings of shareholders of the Company.

            (b) The Company shall not, without the affirmative vote or written consent of the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, voting or consenting, as the case may be, as a single class, (i) authorize, create (by way of reclassification or otherwise) or issue any Senior Securities or Pari Passu Dividend Securities or Pari Passu Liquidation Securities or any obligation or security convertible or exchangeable into or evidencing the right to purchase shares of any class or series of Senior Securities or Pari Passu Dividend Securities or Pari Passu Liquidation Securities, or (ii) amend or otherwise alter the Articles of Incorporation or this Certificate of Designation in any manner that adversely affects the rights, preferences, privileges or voting rights of holders of shares of Series C Preferred Stock, or (iii) authorize the issuance of any additional shares of Series C Preferred Stock.

            (c) In any case in which the holders of shares of Series C Preferred Stock shall be entitled to vote pursuant to subsection (b) above or pursuant to the TBCA, each holder of shares of Series C Preferred Stock shall be entitled to one vote for each share of Series C Preferred Stock held.

            (d) Notwithstanding the foregoing, pursuant to Section 2.30-1 of the TBCA, the shareholders of the Company agree as follows:

                  (i) except as otherwise provided herein, the holders of shares of Series C Preferred Stock shall not be entitled to vote upon, nor shall the affirmative vote of any holders of shares of Series C Preferred Stock be required to authorize or approve, any (A) sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Company, with or without the goodwill of the Company, and whether or not in the usual and regular course of the Company's business or (B) merger (as defined in Section 1.02 of the TBCA), consolidation or other business combination, or any provision thereof, to which the Company is a party or as a result of which the Company's business or assets are affected;

                  (ii) the provisions of this subsection 6 (d) shall be valid and effective for the entire term of existence of the Company;

                  (iii) the provisions of this subsection 6 (d) may be amended by, and only by, the affirmative vote of the holders of at least two-thirds of the outstanding shares of Common Stock, voting as a class, and the holders of at least two-thirds of the outstanding shares of each series of Preferred Stock outstanding, each such series voting separately as a single class;

                  (iv) the shareholders of the Company intend and agree that, pursuant to Section 2.30-1 of the TBCA, the agreements among the shareholders of the Company as stated in this subsection 6 (d) shall be effective among the Company and all present and future shareholders of the Company even though such agreements are inconsistent with one or more provisions of the TBCA, including, but not limited to, Section 4.03 of the TBCA; and

                  (v) Each share of Series C Preferred Stock shall be endorsed with a legend substantially in the following form:

      "THE CERTIFICATE OF DESIGNATION COVERING THE TERMS OF THIS SECURITY ELIMINATES CERTAIN VOTING RIGHTS OF HOLDERS OF SERIES C PREFERRED STOCK OF THE CORPORATION THAT MIGHT OTHERWISE BE AVAILABLE TO SUCH HOLDERS UNDER THE TEXAS BUSINESS CORPORATION ACT."

      7. Merger, Consolidation or Combination. The Company shall not be a party to a Change of Control prior to the second anniversary of the Issue Date, unless
(A) such Change of Control is pursuant to a merger in which the Company shall survive and shall thereafter remain a Texas corporation and (B) the Series C Preferred Stock shall continue to be outstanding following the effectiveness of such merger and the rights, powers, preferences and qualifications of the Series C Preferred Stock, as set forth in this Certificate of Designation, shall be unaffected by such merger. If the Company is a party to a Change of Control following the second anniversary of the Issue Date and Parent does not own directly or indirectly all of the issued and outstanding Common Stock, each holder of the Series C Preferred Stock shall have the option to elect to receive, upon the consummation of such transaction, cash consideration in an amount no less than the amount of the Series C Redemption Price.

      8. No Reissuance of Series C Preferred Stock. Shares of Series C Preferred Stock that have been redeemed or reacquired in any manner shall be retired and shall not be reissued as shares of Series C Preferred Stock and shall (upon compliance with any applicable provisions of the TBCA) have the status of authorized and unissued shares of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any other series of Preferred Stock; provided, however, that so long as any shares of Series C Preferred Stock are outstanding, any issuance of shares of such other series of preferred stock shall be in compliance with the terms hereof.

      9. Business Day. If any payment, redemption or exchange shall be required by the terms hereof to be made on a day that is not a Business Day, such payment, redemption or exchange shall be made on the immediately succeeding Business Day.

      10. Financial Information; Notices.

            (a) For so long as any share of the Series C Preferred Stock is outstanding, the Company shall provide to the holders of the Series C Preferred Stock, (i) not later than the 120th day after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year and the related consolidated statement of income for such fiscal year, prepared in conformity with generally accepted accounting principles ("GAAP") in all material respects (but without the statement of cash flows and complete financial statement footnotes required by GAAP), setting forth in each case in comparable form the figures for the previous fiscal year and (ii) not later than the

60th day following the end of each of the first three fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statement of income for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, in each case prepared in accordance with GAAP in all material respects (but without the statement of cash flows and complete financial statement footnotes required by GAAP).

            (b) The above financial information, and all notices required to be delivered to the holders of the Series C Preferred Stock shall be delivered initially to the following addresses or to such other addresses specified in writing by the holders of the Series C Preferred Stock:

            The Chase Manhattan Corporation
            270 Park Avenue
            New York, New York 10017
            Attention: Treasurer

            With a copy to:

            The Chase Manhattan Corporation
            270 Park Avenue
            New York, New York 10017
            Attention: Corporate Secretary

            With a copy to:

            Chase Securities, Inc.
            270 Park Avenue
            New York, New York 10017
            Attention: Ms. Carol Ulmer

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            IN WITNESS WHEREOF, AVIS FLEET LEASING AND MANAGEMENT CORPORATION
has caused this Certificate of Designation to be signed by Kevin M. Sheehan, its Executive Vice President and Gerard J. Kennell, its Vice President, this 29th day of June, 1999.

                                        AVIS FLEET LEASING AND
                                        MANAGEMENT CORPORATION


                                        By: /s/ Kevin M. Sheehan
                                            ------------------------------------
                                            Name: Kevin M. Sheehan
                                            Title: Executive Vice President


                                        By: /s/ Gerard J. Kennell
                                            ------------------------------------
                                            Name: Gerard J. Kennell
                                            Title: Vice President

            By the execution set forth below, Avis Rent A Car, Inc., as the holder of all of the shares of Common Stock of Avis Fleet Leasing and Management Corporation, hereby evidences its approval of and agreement with the provisions of Section 6 (d) of this Certificate of Designation.

                                        AVIS RENT A CAR, INC.


                                        By: /s/ Kevin M. Sheehan
                                            ------------------------------------
                                            Name: Kevin M. Sheehan
                                            Title: Executive Vice President


                                        By: /s/ Gerard J. Kennell
                                            ------------------------------------
                                            Name: Gerard J. Kennell
                                            Title: Vice President